Susan E. Alderton
                                                        Chief Financial Officer
                                                                 (281) 423-3332


                                                                   EXHIBIT 99.1








FOR IMMEDIATE RELEASE


              NL INDUSTRIES, INC. ANNOUNCES THIRD QUARTER DIVIDEND


HOUSTON, TEXAS - July 18, 2000 - NL Industries, Inc. (NYSE:NL) announced that its Board of Directors has declared a regular quarterly dividend of fifteen cents per share on its common stock, payable September 27, 2000 to shareholders of record September 15, 2000.

NL Industries, Inc. is a major international producer of titanium dioxide pigments.


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